                                                                     EXHIBIT 4.1


                                 [PROXIM LOGO]

                               PROXIM CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE                      CLASS A
 IN CANTON, MA, JERSEY CITY, NJ                     COMMON STOCK
     AND NEW YORK CITY, NY
                                                   SEE REVERSE FOR
                                         CERTAIN DEFINITIONS AND INFORMATION
                                             CONCERNING CERTAIN RIGHTS

                                                  CUSIP 744283 10 2



 FULLY PAID AND NON-ASSESSABLE SHARES, PAR VALUE $.01 PER SHARE, OF THE CLASS A
                                COMMON STOCK OF

                ----------------PROXIM CORPORATION--------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ KEITH E. GLOVER
    CHIEF FINANCIAL OFFICER AND SECRETARY

             [PROXIM CORPORATION CORPORATE SEAL JUNE 4, 1996 DELAWARE]

/s/ JONATHAN N. ZAKIN
    CHIEF EXECUTIVE OFFICER
    AND CHAIRMAN OF THE BOARD OF DIRECTORS

COUNTERSIGNED AND REGISTERED
     EQUISERVE TRUST COMPANY, N.A.

          TRANSFER AGENT AND REGISTRAR

/s/ STEPHEN CESSO
    AUTHORIZED SIGNATURE









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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT-________Custodian_______    UNIF TRAN MIN ACT-________Custodian_______
TEN ENT - as tenants by the entireties                      (Cust)           (Minor)                      (Cust)           (Minor)
JT TEN  - as joint tenants with right of               under Uniform Gifts to Minors                 under Uniform Gifts to Minors
          survivorship and not as tenants              Act__________________________                 Act__________________________
          in common                                               (State)                                         (State)
                                    Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, _______ HEREBY SELL, ASSIGN AND TRANSFER UNTO

      PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE
      [                                     ]___________________________________

      __________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                     INCLUDING POSTAL ZIP CODE, OF ASSIGNEE
      __________________________________________________________________________

      __________________________________________________________________________

      ___________________________________________________________________ SHARES

      OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

      _________________________________________________________________ ATTORNEY

      TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


      DATED ___________________

                                      __________________________________________
                              NOTICE: THE SIGNATURE: TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME AS WRITTEN UPON
                                      THE FACE OF THE CERTIFICATE, IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION ENLARGEMENT
                                      OR ANY CHANGE WHATEVER.

            SIGNATURE(S) GUARANTEED:  __________________________________________
                                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                      ANY ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                      STOCKBROKERS, SAVINGS AND LOAN
                                      ASSOCIATIONS AND CREDIT UNIONS WITH
                                      MEMBERSHIP IN AN APPROVED SIGNATURE
                                      GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                                      S.E.C. RULE 17A-15.

      KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.